UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ms. Elisa Estevez
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(877) 785-0376

Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2021

Date of reporting period:  July 31, 2021

Item 1. Reports to Stockholders.

THE MEXICO EQUITY AND INCOME FUND, INC.

Annual Report
July 31, 2021

El Palacio de Bellas Artes  Mexico City, Mexico. CANVA. 2021

THE MEXICO EQUITY AND INCOME FUND, INC.

Annual Report
Table of Contents

1	Letter to Stockholders
9	Relevant Economic Information
10	Allocation of Portfolio Assets
11	Schedule of Investments
14	Statement of Assets & Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Additional Information
50	Dividends and Distributions
52	Results of Annual Stockholders Meeting
53	Privacy Policy
55	Management of the Fund

The Mexico Equity and Income Fund, Inc.
Report of Pichardo Asset Management (“PAM”),
The Investment Adviser.

Dear Fund Stockholders,

Introduction
We present our annual shareholder letter for the Fund’s fiscal year ended July 31, 2021, more than one year after commencement of the COVID-19 Pandemic.

After a sharp decline in the first half of 2020, global equity markets strongly rebounded due to vaccinations and governments’ massive fiscal and monetary stimulus. Moreover, during the second half, equity markets disassociated from political and pandemic disruptions mainly caused by the second and third waves, which have reached higher contagion levels than the first one, including the emergence of infection variants; and continue resilient at this time.

The response of most governments worldwide (except for some, particularly the government of Mexico) related to massive fiscal and monetary stimulus, which lead to a projected economic rebound in the years to come, particularly in the U.S. whose Gross Domestic Product (GDP) plots a 7.0% estimated growth rate for 2021, according to the International Monetary Fund (IMF). And the projection for 2022 is 4.9%. Economic growth rate level not seen in the previous 50 years. This situation is undoubtedly positive for Mexico, whose economic growth is projected at a 6% to 7% annual rate in 2021 and 4% to 5% in 2022.

The Fund’s U.S. Dollar net asset value per share certificate, NAV of US$ 14.43, (59.45% one-year performance,) registered a relative positive excess 444 basis points compared to the MSCI-Mexico Index Total Return; and, the Fund’s common share market price of US$ 12.37 plotted a 14.28% discount to its US$14.43 NAV. Please see Exhibits 1 & 2 for long-term total annual average return. (Source: US Bancorp Fund Services LLC; Bloomberg).

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 1
MXE’s Short- & Long-Term Performance

Source: U.S. Bancorp Fund Services, LLC1; Thomson2; Bloomberg3; MSCI4

Performance data represents past performance; past performance does not guarantee future results.

The investment return and principal value of an investment will fluctuate so that the investor’s shares, when sold may be worth more or less than their original cost. Performance data to the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, (414)765-4255, or by consulting the Fund’s web page: www.mxefund.com.

The Fund’s shares have traded in the market above (at a premium), at, and below (at a discount) the net asset value per share (NAV) since the commencement of the Fund’s operations. Generally, shares of closed-end investment companies, including those of the Fund, trade at a discount from NAV.

THE MEXICO EQUITY AND INCOME FUND, INC.

Exhibit 2.
Total Annual Average Return in USD of MSCI Latam Equity Markets
Ten-Year to July 31, 2021

Source: Bloomberg

The Mexican equity market recorded a - 2.35% U.S. Dollar performance in 2020, from -42.91% registered on March 23, 2020. Year-to-date through July 31, 2021, it plotted a 17.48% in U.S Dollar terms and continued resiliently with new all-time high levels at the writing of this report. The exchange rate presents a strong performance with a 12.13% appreciation to the 1USD for the one year to July 31, 2021. (Source: Bloomberg).

In this context, we are cautiously positive for a virtuous short and long-term cycle for the equity market, supported by Mexico’s fiscal and monetary responsible policies for more than 20-year, particularly for the Mexico-USA communication vessels & the USMCA, United States-Mexico-Canada Agreement.

MXE’s Performance & Investment Strategy
The Fund’s investment strategy aligned to its performance calls for the Materials (27.6% weight), private equity (13.7% weight) and Industrials (13.4% weight) sectors registering the highest percentage allocation, through a bottom-up approach, during the period. (Source: PAM).

THE MEXICO EQUITY AND INCOME FUND, INC.

Our rationale for sector allocation and stock picking is as follows:

Largest Sectors/Asset Classes Contributors
•
The largest asset class contributor was the private equity, ADMEXCK-09, registering 1,160 positive basis points due to resilient financial figures mainly referred to the health care industry and good performance of underlying public securities (Volar- airliner & Traxion-cargo transportation).

•
The second-largest sector contributor was Materials providing a positive 1,067 basis points with chemicals and petrochemicals (Px, P.E.T., P.T.A., Polyester, Vinyl) reporting higher revenue stream flows from the Pandemic.

•
The third largest sector contributor was the Industrials sector registering a positive contribution of 707 basis. This sector includes the low-cost carrier (Volar) with one of the fastest capacity recoveries globally and lowest operating costs in the industry. As a result, we believe the company is well-positioned going forward to capitalize on growth opportunities to capture market share, increase route network and optimize fleet.

Largest Detractors
•	Non-Sectors detracted in absolute terms during the one-year to July 2021.

Macroeconomic Highlights
In August, the leading indicator PMI manufacturing, “IHS Markit,” stood at 47.1 points, below the expansion threshold and its lowest level since April. Industrial activity in June registered a monthly decrease of -0.5%, with a stagnation of three consecutive months. In June, the Global Economic Activity Indicator (IGAE) registered a monthly drop of -0.9%, its worst monthly decline so far this year. In recent months, external demand momentum has slowed down, dragged mainly through manufacturing and construction, but remains supportive of recovery. (Source: INEGI & BANXICO)

The Mexican Stock Exchange Market “MEXBOL Index”
The MEXBOL Index forward P/E and EV/EBITDA is trading one standard deviation below its ten-year average at 14.1x and 7.1x, respectively, and it reached an all-time high of 52,361 on August 24, 2021. (Source: Bloomberg)

Final Remarks
We believe the universe of companies on the Mexican Stock Exchange could experience broad secular growth in the coming decade, as well as consolidation, mainly in the North American trade zone and in Europe. (Source Bloomberg & PAM)

I would like to thank PAM’s team of investment professionals for successfully guiding the Fund through a challenging year.

THE MEXICO EQUITY AND INCOME FUND, INC.

Sincerely,

Maria Eugenia Pichardo	David Estevez	Juan Elizalde
Senior Portfolio Manager	Analyst & Portfolio Manager	Analyst & Portfolio Manager

Performance data presented herein represents past performance; past performance does not guarantee future results.

The information and views provided herein represent the opinion of Pichardo Asset Management, not the Fund’s Board of Directors and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events, such as the performance of the economy on the whole and of specific industry sectors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or visiting www.mxefund.com. Read it carefully before investing.

All investments involve risk. Principal loss is possible. Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulations and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of small-and-mid-capitalization companies involve greater volatility and less liquidity than larger-capitalization companies.

Investing in Foreign Securities

Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment; (4) political, economic and social risks and uncertainties (5) higher rates of inflation and interest rates than in the United States.

THE MEXICO EQUITY AND INCOME FUND, INC.

The Portfolio Securities are denominated in pesos. As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

The Fund may have a higher turnover rate, which could result in higher transaction costs and higher tax liability, which may affect returns.

The Fund’s holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

Definitions

•	Fiscal stimulus refers to policy measures undertaken by a government that typically reduce taxes or regulations—or increase government spending—in order to boost economic activity.

•	Monetary stimulus involves cutting interest rates to stimulate the economy. When interest rates are cut, there is more incentive for people to borrow as the cost of borrowing is reduced.

•	Coronavirus Disease (COVID-19) refers to an infectious disease caused by a newly discovered coronavirus.

•
GDP: Gross Domestic Product is the monetary value of all the finished goods and services produced within a country’s borders in a specific period, though GDP on an annual basis. It includes private and public consumption, government outlays investments and exports fewer imports within a defined territory.

•	The International Monetary Fund (IMF) is an international organization that promotes global economic growth and financial stability, encourages international trade, and reduces poverty.

•
Net asset value (NAV) is defined as the value of a fund’s assets minus the value of its liabilities. The term “net asset value” is commonly used in relation to closed-end funds and is used to determine the value of the assets held.

•
The market price of the ordinary share of a closed-end fund is determined in the open market by buyers and sellers and is the price at which investors may purchase or sell the common shares of a closed-end fund, which fluctuates throughout the day. The common share market price may differ from the Fund’s Net Asset Value; shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV. The difference between the market price and NAV is a discount.

•	Relative value is a method of determining an asset’s worth that takes into account the value of similar assets.

•	A basis point (bps) is one-hundredth of a percentage point (0.01%).

•	Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and de-emphasizes the significance of macroeconomic cycles and market cycles.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
Private equity is an alternative investment class and consists of capital that is not listed on a public exchange. Private equity is composed of funds and investors that directly invest in private companies, or that engage in buyouts of public companies, resulting in the delisting of public equity.

•
Market share is the percent of total sales in an industry generated by a particular company. Market share is calculated by taking the company’s sales over the period and dividing it by the total sales of the industry over the same period.

•	MEXBOL, or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the leading stocks traded on the Mexican Stock Exchange.

•	The price-to-earnings ratio or P/E is one of the most widely used stock analysis tools by which investors and analysts determine stock valuation.

•	Forward price-to-earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation.

•	The EV/EBITDA ratio is a popular metric used as a valuation tool to compare the value of a company, debt included, to the company’s cash earnings less non-cash expenses.

•	Forward EV/EBITDA shows how many dollars of enterprise value a company is worth per dollar of estimated EBITDA at the end of the current fiscal year.

•
EBITDA is essentially net income (or earnings) with interest, taxes, depreciation, and amortization added back. EBITDA can be used to analyze and compare profitability among companies and industries, as it eliminates the effects of financing and capital expenditures. EBITDA is often used in valuation ratios and can be compared to enterprise value and revenue.

•
Enterprise value (EV) is a measure of a company’s total value, often used as a more comprehensive alternative to equity market capitalization. EV includes in its calculation the market capitalization of a company but also short-term and long-term debt as well as any cash on the company’s balance sheet. Enterprise value is a popular metric used to value a company for a potential takeover.

•
BANXICO: Banco de Mexico is the central bank of Mexico. By constitutional mandate, it is autonomous in both its operations and management. Its primary function is to provide domestic currency to the Mexican economy, and its main priority is to ensure the stability of the domestic currency’s purchasing power.

•
USMCA: The United States–Mexico and Canada Agreement is one of the most important trade agreements in the world, and it contributes to an intra-industrial connection between the three countries in the American Continent to provide a better quality of life to the North American region. The three Presidents of the USA, Donald Trump, Andres Manuel Lopez Obrador of México, and Justin Trudeau of Canada signed it in July 2020.

•	MSCI-Mexico Index: The Morgan Stanley Capital International Index Mexico is a capitalization-weighted index that tracks the Mexican Stock Market One cannot invest directly in an index.

THE MEXICO EQUITY AND INCOME FUND, INC.

•
A standard deviation is a statistic that measures the dispersion of a dataset relative to its mean. The standard deviation is calculated as the square root of variance by determining each data point’s deviation relative to the mean.

•
Mergers and acquisitions (M&A) is a general term that describes the consolidation of companies or assets through various types of financial transactions, including mergers, acquisitions, consolidations, tender offers, purchase of assets, and management acquisitions.

•
The bottom-up approach focuses its analysis on specific characteristics and micro attributes of an individual stock. In bottom-up investing concentration is on business-by-business or sector-by-sector fundamentals.

•	The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors.

•	IHS Markit is a dynamic team that includes more than 5,000 analysts, data scientists, financial experts and industry specialists.

•	The industrial production index is a monthly economic indicator measuring real output in the manufacturing, mining, electric, and gas industries, relative to a base year.

•	Stagnation is a prolonged period of little or no growth in an economy.

•	Economic Activity Global Indicator (IGAE) it is the Economic Activity Global Indicator (IGAE by its name in Spanish) and measures the evolution of the economic activity in Mexico.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (billion US$)	2020	2019	2018	2017	2016
Real GDP Growth (y-o-y)	-8.30%	-0.05%	2.19%	2.11%	2.63%
Industrial Production (y-o-y)	-3.15%	-0.83%	-2.84%	0.63%	0.34%
Trade Balance (US billions)	$34.48	$5.41	-$13.59	-$10.96	-$13.12
Exports (US billions)	$417.67	$460.70	$450.71	$409.43	$373.95
Export growth (y-o-y)	-9.34%	2.22%	10.08%	9.49%	-1.73%
Imports (US billions)	$383.19	$455.30	$464.30	$420.40	$387.07
Import growth (y-o-y)	-15.84%	-1.94%	10.44%	8.61%	-2.07%

Financial Variables and Prices
28-Day CETES (T-bills)/Average	5.30%	7.85%	7.63%	6.69%	4.15%
Exchange rate (Pesos/US$)Average	21.47	19.25	19.24	18.92	18.68
Inflation IPC, 12 month trailing	3.15%	2.83%	4.83%	6.77%	3.36%

Mexbol Index
USD Return	-2.35%	12.05%	-13.71%	15.44%	-9.93%
Market Cap- (US billions)	$282.91	$285.98	$259.58	$298.87	$252.77
EV/EBITDA	8.42	x	7.37	x	7.77	x	9.25	x	9.50	x

Fund’s NAV & Common Share
Market Price Performance
NAV’s per share	-3.25%	8.48%	-5.65%	11.82%	-14.88%
Share Price	-16.03%	16.37%	-1.84%	12.40%	-14.78%

Sources: Banamex, Banco de Mexico, Bloomberg.

THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets	July 31, 2021 (Unaudited)
(Calculated as a percentage of Total Investments)

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Schedule of Investments

MEXICO – 98.05%	Shares	Value

COMMON STOCKS – 79.76%

Airlines – 7.42%
Controladora Vuela Compania de Aviacion, S.A.B. de C.V. – Series A (a)	516,800	$1,142,314
Grupo Traxion S.A.B. de C.V. (a)	410,350	770,144
		1,912,458
Auto Parts and Equipment – 4.03%
Controladora Nemak, S.A.B. de C.V. (a)	6,460,026	1,038,472

Beverages – 3.04%
Fomento Economico Mexicano, S.A.B. de C.V. – Series UBD	89,697	782,597

Building Materials – 10.92%
Cemex, S.A.B. de C.V. – Series CPO (a)	2,488,060	2,029,819
Grupo Cementos de Chihuahua, S.A.B. de C.V.	96,400	783,985
		2,813,804
Chemical Products – 10.85%
Alpek, S.A.B. de C.V. – Series A	1,296,591	1,609,483
Orbia Advance Corp., S.A.B. de C.V.	434,982	1,185,445
		2,794,928
Financial Groups – 12.26%
Banco del Bajio, S.A.	299,100	535,506
Grupo Financiero Banorte, S.A.B. de C.V. – Series O	300,653	1,949,100
Regional, S.A.B. de C.V.	109,600	675,618
		3,160,224
Food – 1.27%
Grupo Bimbo, S.A.B. de C.V. – Series A	142,300	327,974

Holding Companies – 3.44%
Alfa, S.A.B. de C.V. – Series A	1,163,487	886,077

Hotels, Restaurants, and Recreation – 2.60%
Alsea, S.A.B. de C.V. (a)	156,688	317,764
Grupe, S.A.B. de C.V. (a)(b)(c)(d)	303,242	353,418
		671,182

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Schedule of Investments (continued)

COMMON STOCKS (continued)	Shares	Value

Mining – 6.01%
Grupo Mexico, S.A.B. de C.V. – Series B	337,793	$1,547,760

Railroads – 2.67%
GMexico Transportes, S.A.B. de C.V.	406,874	687,994

Real Estate Services – 1.08%
Corporacion Inmobiliaria Vesta, S.A.B. de C.V.	141,054	277,059

Retail – 7.09%
El Puerto de Liverpool, S.A.B. de C.V. – Series C – 1	170,601	806,458
Wal-Mart de Mexico, S.A.B. de C.V.	309,756	1,021,096
		1,827,554
Telecommunication – 7.08%
America Movil, S.A.B. de C.V. – Series L	2,178,183	1,825,160
TOTAL COMMON STOCKS (Cost $15,389,548)		20,553,243

CAPITAL DEVELOPMENT CERTIFICATES – 13.83%
Atlas Discovery Trust II (b)(c)(d)	300,000	3,565,132
TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $1,460,703)		3,565,132

MEXICAN MUTUAL FUNDS – 0.05%
Scotiabankinverlat – Scotia Gubernamental S.A. de C.V. SIID (a)	62,240	12,564
TOTAL MEXICAN MUTUAL FUNDS (Cost $12,457)		12,564

REAL ESTATE INVESTMENT TRUSTS – 4.41%
Fibra Uno Administracion, S.A. de C.V.	1,041,900	1,135,785
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,145,696)		1,135,785
TOTAL MEXICO (Cost $18,008,404)		25,266,724

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Schedule of Investments (concluded)

UNITED STATES – 2.45%	Shares	Value

COMMON STOCKS – 2.39%

Utilities – 2.39%
Sempra Energy	4,680	$615,843
TOTAL COMMON STOCKS (Cost $401,976)		615,843

INVESTMENT COMPANIES – 0.06%
Morgan Stanley Institutional Liquidity Funds –
Government Portfolio – Institutional Class – 0.026% (e)	15,979	15,979
TOTAL INVESTMENT COMPANIES (Cost $15,979)		15,979
TOTAL UNITED STATES (Cost $417,955)		631,822
Total Investments (Cost $18,426,359) – 100.50%		25,898,546
Liabilities in Excess of Other Assets – (0.50)%		(128,170)
TOTAL NET ASSETS – 100.00%		$25,770,376

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Illiquid securities. The total market value of these securities were $3,918,550, representing 15.21% of total net assets.
(c)
Fair valued securities. The total market value of these securities was $3,918,550, representing 15.21% of total net assets. At July 31, 2021 the Fund held 15.21% of its total net assets in illiquid positions. The increase in the value of illiquid positions from July 31, 2020 was the result of an increase in the fair valuation of the illiquid positions, not due to additional purchases of illiquid positions.

(d)	Level 3 securities. Value determined using significant unobservable inputs.
(e)	The rate shown represents the 7-day yield at July 31, 2021.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Statement of Assets & Liabilities

ASSETS:
Investments, at value (cost $18,426,359)	$25,898,546
Receivable for investments sold	220,531
Foreign currency (cost $72)	72
Other assets	2,846
Total Assets	26,121,995

LIABILITIES:
Payables:
For securities purchased	169,472
Printing and mailing fees	34,330
Audit fees	34,308
Advisory fees	23,875
Administration fees	19,032
Legal fees	17,813
NYSE fees	11,989
CCO fees	11,307
Fund accounting fees	10,976
Custody fees	8,939
Director fees	5,631
Transfer Agent fees and expenses	3,934
Accrued expenses and other liabilities	13
Total Liabilities	351,619
Net Assets	25,770,376
Net Asset Value Per Common Share ($25,770,376 / 1,786,463)	$14.43

NET ASSETS CONSIST OF:
Common stock, $0.001 par value; 1,786,463 shares outstanding (98,144,872 shares authorized)	1,786
Paid-in capital	30,801,449
Accumulated deficit	(5,032,859)
Net Assets	$25,770,376

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations	For the Year Ended July 31, 2021

INVESTMENT INCOME
Dividends(1)	$486,977
Interest	732
Total Investment Income	487,709

EXPENSES AND FEES
Advisory (Note B)	221,308
Directors’ (Note B)	138,417
Administration (Note B)	77,319
Legal	76,443
CCO (Note B)	65,202
Printing and mailing	54,439
Fund accounting (Note B)	43,467
Audit	34,310
Custodian (Note B)	33,800
NYSE	30,013
Insurance	22,800
Transfer agent (Note B)	15,079
Miscellaneous	2,427
Total Expenses	815,024
NET INVESTMENT LOSS	(327,315)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency transactions	2,830,713
Net change in unrealized appreciation on investments and foreign currency transactions	7,109,318
Net gain from investments and foreign currency transactions	9,940,031
Net increase in net assets resulting from operations	$9,612,716

(1)	Net of $24,685 in dividend withholding tax.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	July 31, 2021	July 31, 2020
INCREASE IN NET ASSETS

Operations:
Net investment loss	$(327,315)	$(146,816)
Net realized gain (loss) on investments and foreign currency transactions	2,830,713	(510,047)
Net change in unrealized appreciation in value
of investments and foreign currency transactions	7,109,318	1,065,962
Net increase in net assets resulting from operations	9,612,716	409,099

Distributions to Common Shareholders from:
Net dividends and distributions	—	(621,109)
Decrease in net assets resulting from distributions	—	(621,109)

Capital Share Transactions:
Repurchase of common stock through tender offer	—	(40,689,323)
Repurchase of common stock	—	—
Decrease in net assets from capital share transactions	—	(40,689,323)

Total increase (decrease) in net assets	9,612,716	(40,901,333)

Net Assets:
Beginning of year	16,157,660	57,058,993
End of year	$25,770,376	$16,157,660

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Year

	For the Year Ended July 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$9.04	$11.03	$13.32	$13.71	$12.32
Net investment income (loss)	(0.18)	(0.08)	0.11	0.05	0.09
Net realized and unrealized gains (losses) on
investments and foreign currency transactions	5.57	(2.27)	(2.45)	(0.43)	1.28
Net increase (decrease) from investment operations	5.39	(2.35)	(2.34)	(0.38)	1.37

Less: Distributions
Dividends from net investment income	—	(0.12)	0.00 (2)	(0.05)	—
Distributions from net realized gains	—	—	—	—	—
Total dividends and distributions	—	(0.12)	—	(0.05)	—

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	—	—	0.01	0.01	0.02
Anti-dilutive effect of Tender Offer	—	0.48	0.04	0.03	—
Anti-dilutive effect of Preferred Share Redemption	—	—	—	—	—
Dilutive effect of Reinvestment of
Distributions to the Fund’s Stockholders	—	—	—	—	—
Total capital share transactions	—	0.48	0.05	0.04	0.02
Net Asset Value, end of year	$14.43	$9.04	$11.03	$13.32	$13.71

Per share market value, end of year	$12.37	$7.72	$10.33	$11.40	$11.88
Total Investment Return Based on
Market Value, end of year(1)	60.23%	-24.50%	-9.38%	-3.60%	10.20%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$25,770	$16,158	$57,059	$92,344	$100,755
Ratios of expenses to average net assets:	3.89%	2.61%	2.09%	1.75%	1.71%
Ratios of net investment income (loss)
to average net assets:	-1.56%	-0.38%	0.79%	0.34%	0.72%
Portfolio turnover rate	217.50%	372.66%	233.24%	187.26%	315.95%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the closing market price on the dividend ex-date.  Total investment does not reflect brokerage commissions.

(2)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements

NOTE A:  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. Listed equity securities are valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the valuation time. If the security did not trade on the Primary Market, it shall be valued at the closing price on another comparable exchange where it trades at the valuation time.  If there are no such closing prices, the security shall be valued at the mean between the most recent highest bid and lowest ask prices at the valuation time. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates and sum of the parts methodology. The Fund has a Valuation Committee comprised of independent directors which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income. There was no allowance for uncollectible amounts at January 31, 2021.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Investment Objectives

The Fund’s investment objective is to seek high total return through capital appreciation and current income. There can be no assurance that the Fund’s objective will be achieved.

Investment Strategies

The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of the Fund’s assets in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers.

The Fund invests in equity securities, convertible securities and debt securities and may also invest in other securities such as capital development certificates, real estate investment trusts, mutual funds, exchange traded funds, preferred stocks, rights and warrants. The Fund may, without limitation, hold cash or invest in assets in money market instruments, including U.S. and non-U.S. government securities, high grade commercial paper and certificates of deposit and bankers’ acceptances issued by U.S. and non-U.S. banks.

The Adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in below under “Fundamental Investment Restrictions” and as permitted under the 1940 Act. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser’s recommendations and decisions are subjective.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

The Fund may, in limited circumstances, hedge against a decline in the value of the Mexican peso.

The short-term instruments in which the Fund may invest include (a) obligations of the United States Government and the Mexican Government, including the agencies or instrumentalities of each (including repurchase agreements with respect to these securities); (b) bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of United States and Mexican banks denominated in U.S. dollars or pesos); (c) obligations of United States and Mexican companies that are rated no lower than A-2 by S&P or P-2 by Moody’s or the equivalent from another rating service or, if unrated, deemed to be of equivalent quality by the Adviser; and (d) shares of money market funds that are authorized to invest in (a) through (c).

Among the obligations of agencies and instrumentalities of the United States Government in which the Fund may invest are securities that are supported by the “full faith and credit” of the United States Government (such as securities of the Government National Mortgage Association), by the right of the issuer to borrow from the United States Treasury (such as those of the Export-Import Bank of the United States), by the discretionary authority of the United States Government to purchase the agency’s obligations (such as those of the Federal National Mortgage Association) or by the credit of the United States Government instrumentality itself (such as those of the Student Loan Marketing Association).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

Portfolio Investments

Common Stocks
The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment in short-term periods. Common stock prices fluctuate for many reasons, including adverse exogenous macro and systemic events, abrupt change in companies’ revenues due to commodity cycle or epidemic diseases, capital allocation, a period of disappointing financial reporting economics, fiscal, and monetary policies in the U.S.A, and Mexico.

Capital Development Certificates
Capital development certificates are hybrid instruments that may include debt and equity. Capital development certificates grant their holders the right to variable income arising from various projects and/or companies.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

Convertible Securities
Initially, the Fund’s management anticipated that the Fund would acquire convertible debt securities in privately negotiated transactions. However, because of the extremely limited number of convertible debt securities issued by Mexican companies, the Fund has not acquired convertible debt securities of Mexican companies for the last 25 years.  However, the Fund may acquire convertible debt securities in Mexican companies in the future if and when they become available. A convertible debt security is a bond, debenture or note that may be converted into or exchanged for, or may otherwise entitle the holder to purchase, a prescribed amount of common stock or other equity security of the same or a different Mexican company within a particular period of time at a specified price or formula. A convertible debt security entitles the holder to receive interest paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible debt securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide for a fixed stream of income with generally higher yields than those of stocks of the same or similar issuers. Convertible debt securities rank senior to stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s stock. Given the volatility of the Mexican securities market and the pricing of securities in Mexico, a significant portion of the value of a Mexican convertible debt security may be derived from the conversion feature rather than the fixed income feature.

The Fund defines debt securities (other than convertible debt securities) to mean bonds, notes, bills and debentures. The Fund’s investments in debt securities of Mexican issuers include debt securities issued by private Mexican companies and by the Mexican Government and its agencies and instrumentalities. These debt securities may be denominated either in pesos or in U.S. dollars.

Corporate Bonds, Government Debt Securities and Other Debt Securities
The Fund may invest in corporate bonds, debentures and other debt securities or in investment companies which hold such instruments. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

Exchange Traded Funds
The Fund may invest in Exchange Traded Funds (“ETFs”), which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Real Estate Investment Trusts
The Fund may invest in securities of Real Estate Investment Trusts (“REITs”). REITs are trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

Other Securities

Although it has no current intention do so to any material extent, the Fund may determine to invest the Fund’s assets in some or all of the following securities.

Forward Currency Contracts
The Fund may, in limited circumstances, hedge against a decline in the value of the Mexican peso. On March 19, 1995, Banco de Mexico approved the establishment of over-the-counter forward and option contracts in Mexico on the new peso between banks and their clients. Also, Banco de Mexico authorized the issuance and trading of futures contracts in respect of the new peso on the Chicago Mercantile Exchange (“CME”). Trading of new peso futures contracts began on the CME on April 25, 1995.

The Fund will conduct any forward currency exchange transactions, which are considered derivative transactions, only for hedging and not speculation. The risk of future currency devaluations and fluctuations should be carefully considered by investors in determining whether to purchase shares of the Fund. Although the Fund will value its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of pesos into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund’s dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities or in anticipation of receipt of dividend or interest payments. Position hedging is the purchase or sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency.

The Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such purchase or sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If the Fund enters into a position hedging transaction, the custodian of the Fund’s assets being hedged will place cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

The Fund may enter into forward currency contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. By entering into a forward contract for a fixed amount of U.S. dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such dividend or interest payment is to be received.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. The use of forward currency contracts does not eliminate fluctuation in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in currency transactions either on a spot or forward basis will vary with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup.

Certain provisions of the Code may limit the extent to which the Fund may enter into the foreign currency transactions described above. These transactions may also affect the character and timing of income, and the amount of gain or loss recognized by the Fund and its stockholders for U.S. federal income tax purposes.

Investment Companies
The Fund may invest in the securities of other investment companies (“underlying funds”), including those that invest a substantial portion of their assets in Mexican securities, to the extent permitted by, and subject to the conditions imposed by, the 1940 Act and the rules and regulations thereof. By investing in an investment company, the Fund bears a ratable share of the investment company’s expenses, as well as continuing to bear the Fund’s advisory and administrative fees with respect to the amount of the investment. Investment companies are subject to the risks of investing in the underlying securities. Under the 1940 Act, banks organized outside of the United States are deemed to be investment companies, although the SEC has adopted a rule which would permit the Fund to invest in the securities of foreign commercial banks, under certain circumstances, without regard to the percentage limitations of the 1940 Act.

The Fund may be subject to the risks of the securities and other instruments described herein through its own direct investments and indirectly through investments in the underlying funds, as those recently included in the “Bolsa”, named FIBRA E, (similar to a REIT in the U.S.) which corresponds to a Mexican mechanism to finance infrastructure, energy and long term projects, as well as private equity, regulated by the Comisión Nacional Bancaria y de Valores (corresponding SEC in the U.S.).

Illiquid Securities
Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have a low daily turnover or that trade on odd lots or trading-block among small and medium portfolio managers referred to as specialists but do not provide liquidity to trade at reasonable fair value.  Illiquid securities usually present a high spread between the bid and ask quotes. If the Fund sells an illiquid security during a period with adverse market conditions, the Fund might obtain a less favorable price. Illiquid securities also include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. The Fund may invest up to 15% of the value of its total assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Directors. At July 31, 2021 the Fund held 15.21% of its total net assets in illiquid positions. The increase in the value

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

of illiquid positions from July 31, 2020 was the result of an increase in the fair valuation of the illiquid positions, not due to additional purchases of illiquid positions.

Rule 144A Securities
The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to the Fund’s pricing policy and guidelines adopted by the Board of Directors. The Board of Directors monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities.

Preferred Stocks
The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser may consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend -paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Warrants
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

RISK FACTORS

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal and non-principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may invest in securities of other investment companies (“underlying funds”). The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in the underlying funds.

Principal Risks

Investments in Foreign Securities Risks.
The Fund invests in the universe of Mexican securities market. Investing in Mexican securities presents political, regulatory and economic risks in some ways similar to those that face a re-emerging country and a developing county; and different in kind and degree from the risks presented by investing in the U.S. financial markets or any other fairly comparable emerging country in the Latin American region, pertaining

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

to the emerging market risk.  Some of these risks may include devaluation and/or appreciation of the exchange rate of the Mexican Peso, greater market price volatility, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. Unlike U.S. issuers which are required to comply GAAP accounting policy standards, Mexican issuers comply with mandatory regulation to IFR’s accounting standards and policies.  Additional risks of investing in foreign securities are detailed below.

Market Illiquidity, Volatility. Although one of the largest in Latin America by market capitalization, the Bolsa Mexicana de Valores, S.A. de C.V. (the “Mexican Stock Exchange” or “Bolsa”) is substantially smaller, less liquid and more volatile than the major securities markets in the United States. In addition, trading on the Mexican Stock Exchange is concentrated. Thus, the performance of the Mexican Stock Exchange, as further described below, may be highly dependent on the performance of a few issuers. Additionally, prices of equity securities traded on the Mexican Stock Exchange are generally more volatile than prices of equity securities traded on the New York Stock Exchange. The combination of price volatility and the relatively limited liquidity of the Mexican Stock Exchange may have an adverse impact on the investment performance of the Fund.

Market Corrections. Although less so in recent times, the Mexican securities market has been subject to periodic severe market corrections. A recent correction in the Bolsa’s Index occurred at the cancellation of the latest state of the ongoing art construction of a new airport by the new administration in Mexico starting in 2017. Due to the high concentration of investors, issuers and intermediaries in the Mexican securities market and the generally high volatility of the Mexican economy, the Mexican securities market may be subject to severe market corrections than more broadly based markets. As is the case with investing in any securities market, there can be no assurance that market corrections will not occur again.

The Mexican Economy. The Mexican economy was adversely impacted by the COVID-19 pandemic and its after-effects. Mexico’s Gross Domestic Product contracted by 8.3% year-over-year in 2020.  While preliminary data indicates the economy began to recover in the second half of 2020, the increase of COVID-19 cases worldwide and in Mexico makes it difficult to forecast if the recovery pace will persist. In addition, though Mexico’s vaccination process has already started, it is unclear how fast the government can acquire and distribute the vaccines. In the past, the Mexican economy has experienced peso devaluations, significant rises in inflation and domestic interest rates and other economic instability and there can be no assurance that it will not experience such instability in the future.

Common Stock Risk. The Fund invests in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and riskier than some other forms of investments. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Convertible Securities Risk. The Fund may acquire convertible debt securities in Mexican companies. A convertible debt security is a bond, debenture or note that may be converted into or exchanged for, or may otherwise entitle the holder to purchase, a prescribed amount of common stock or other equity security of the same or a different Mexican company within a particular period of time at a specified price or formula. A convertible debt security entitles the holder to receive interest paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible debt securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide for a fixed stream of income with generally higher yields than those of stocks of the same or similar issuers. Convertible debt securities rank senior to stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s stock. Given the volatility of the Mexican securities market and the pricing of securities in Mexico, a significant portion of the value of a Mexican convertible debt security may be derived from the conversion feature rather than the fixed income feature.

The value of a convertible security, including, for example, a warrant, is a function of its investment value (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its conversion value (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Small and Medium Capitalization Company Risk. The Fund may invest in securities without regard to market capitalization. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate.

Market Risk.  Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”). Because the market price of the Shares is determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and may be difficult to predict, and may not result in a favorable pricing opportunity for the Fund. The Adviser’s sector allocation and stock selection decisions might produce losses or cause the Fund to underperform its benchmark or underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employment of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Real Estate Investment Trust (“REIT”) Risk. Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund’s investment in REITs may include an additional risk to Stockholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to Stockholders may also include a nontaxable return of capital. Stockholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a Stockholder’s basis in the Fund shares, such Stockholder will generally recognize capital gain.

Exchange Traded Funds Risk. The Fund may invest in exchange-traded funds, which are investment companies that, in some cases, aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

Shares of Other Investment Companies. The Fund may invest in shares of other investment companies as a means to pursue the Fund’s investment objective. As a result of this policy, your cost of investing will generally be higher than the cost of investing directly in the underlying investment company shares. You will indirectly bear fees and expenses charged by the underlying investment companies in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Restricted or Illiquid Securities Risks. The Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. The Fund may invest in securities that are subject to restrictions on resale, such as Rule 144A securities. Rule 144A securities are securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers under Rule 144A under the Securities Act of 1933. Under the supervision of the Board of Directors, the Adviser will determine whether securities purchased under Rule 144A are illiquid. If it is determined that qualified institutional buyers are unwilling to purchase these securities, the percent of Fund assets invested in illiquid securities would increase.

Issuer Specific Changes Risk. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions Risk. The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Borrowing Risks. The Fund is not restricted from borrowing money from banks or other financial institutions to purchase securities, commonly referred to as “leveraging.” In the event the Fund does engage in such borrowing activities, the Fund’s exposure to fluctuations in the prices of these securities is increased in relation to the Fund’s capital. Fund borrowing activities will exaggerate any increase or decrease in the Fund’s net asset value. In addition, the interest which the Fund must pay on borrowed money, together with

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the Fund’s investment performance compared with what it would have been without borrowing. Leverage, including borrowing, may cause the Fund to be more volatile than if it had not been leveraged.

Changes in Policies Risk. The Fund’s Directors may change the Fund’s investment objective, investment strategies and non-fundamental investment restrictions without stockholder approval, except as otherwise indicated.

Credit Risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities. These lower rated securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Defensive Position Risk. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

High Portfolio Turnover Rate Risk. The Fund’s portfolio management may result in high turnover rates which may increase short-term capital appreciation and increase brokerage commission costs. If the Fund has a higher portfolio turnover rate, then the Fund’s performance could be negatively impacted due to the increased expenses incurred as a result of the higher brokerage commissions. Rapid portfolio turnover also exposes stockholders to a higher current realization of capital gains and this could cause stockholders to pay higher taxes. For the Fund’s most recent fiscal year ended July 31, 2021, the portfolio turnover rate was 217.50%.

Initial Public Offerings Risks. The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Preferred Stock Risk. The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Summary of Fair Value Exposure at July 31, 2021. The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of July 31, 2021:

	Level 1	Level 2	Level 3*	Total
Equity
Airlines	$1,912,458	$—	$—	$1,912,458
Auto Parts and Equipment	1,038,472	—	—	1,038,472
Beverages	782,597	—	—	782,597
Building Materials	2,813,804	—	—	2,813,804
Capital Development Certificates	—	—	3,565,132	3,565,132
Chemical Products	2,794,928	—	—	2,794,928
Financial Groups	3,160,224	—	—	3,160,224
Food	327,974	—	—	327,974
Holding Companies	886,077	—	—	886,077
Hotels, Restaurants, and Recreation	317,764	—	353,418	671,182
Mining	1,547,760	—	—	1,547,760
Railroads	687,994	—	—	687,994
Real Estate Services	277,059	—	—	277,059
Retail	1,827,554	—	—	1,827,554
Telecommunication	1,825,160	—	—	1,825,160
Utilities	615,843	—	—	615,843
Total Equity	$20,815,668	$—	$3,918,550	$24,734,218
Mexican Mutual Funds	$12,564	$—	$—	$12,564
Real Estate Investment Trusts	$1,135,785	$—	$—	$1,135,785
Short-Term Investments	$15,979	$—	$—	$15,979
Total Investments in Securities	$21,979,996	$—	$3,918,550	$25,898,546

* The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Capital
	Common	Development
Category	Stock	Certificates
Balance as of July 31, 2020	$343,058	$1,315,011
Acquisitions	—	—
Dispositions	(43,244)	—
Realized gain	5,537	—
Change in unrealized appreciation	48,067	2,250,121
Balance as of July 31, 2021	$353,418	$3,565,132
Change in unrealized appreciation (depreciation) during
the period for Level 3 investments held at July 31, 2021	$48,067	$2,250,121

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of July 31, 2021:

				Impact to
	Fair Value	Valuation	Unobservable	valuation from an
	July 31, 2021	Methodologies	Input(1)	increase to input	Range
Common Stock	$ 353,418	Market	Liquidity	Significant changes in	$1.020 –
		Comparables	Discount	the liquidity discount	$1.184
				would have resulted in
				direct and proportional
				changes in the fair
				value of the security

Capital
Development
Certificates	$3,565,132	Market	Liquidity	Significant changes in	$4.302 –
		Comparables/	Discount	the liquidity discount	$11.983
		Sum of the Parts		would have resulted in
		Valuation(2)		direct and proportional
				changes in the fair
				value of the security

(1)
In determining these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.

(2)
For the Sum of the Parts valuation, the valuation provides a range of values for a company’s equity by aggregating each of its business units (private and public) and arriving at a single total enterprise value.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

Disclosures about Derivative Instruments and Hedging Activities
The Fund did not invest in derivative securities or engage in hedging activities during the period ended July 31, 2021.

Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020), or expected to be taken in the Fund’s 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency loss reclassifications.  For the year ended July 31, 2021, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated deficit	$—
Paid-in Capital	—

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2021 and July 31, 2020 were as follows:

Distributions paid from:	7/31/21	7/31/20
Ordinary Income	$—	$621,109
Long-Term Capital Gain	—	—
Total	$—	$621,109

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

As of July 31, 2021, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$20,066,791
Gross tax unrealized appreciation on investments	7,658,896
Gross tax unrealized depreciation on investments	(1,827,141)
Net tax unrealized appreciation on investments	5,831,755
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated losses	$(10,864,614)
Total accumulated losses	$(5,032,859)

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2021, for book and tax purposes, relates primarily to the deferral of losses related to wash sales and PFIC’s.

At July 31, 2021, the Fund had tax basis capital losses which may be carried forward to offset future short term and long term capital gains indefinitely in the amount of $1,415,403 and $8,503,931, respectively.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

Under current tax law, capital losses and specified ordinary losses realized after October 31 and December 31 respectively, may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund did not defer any post-October capital and currency losses. At July 31, 2021, the Fund deferred, on a tax basis, late year loss of $945,370.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser is paid a base fee, accrued daily at the annual rate of 1.00%, subject to a performance fee adjustment which increases or decreases the fee depending upon how well the Fund has performed relative to the MSCI Mexico Index (the “Index”) 12 month rolling average. The fee adjustment will be calculated using a monthly adjustment rate that is based upon the Fund’s relative performance to the Index. The base fee and performance fee adjustment are calculated on net assets and are calculated and paid monthly. The performance adjustment rate will be positive (resulting in an upward fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Fund exceeds the investment performance of the Index for the performance period multiplied by three (3) and will be negative (resulting in a downward

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

fee adjustment) for each percentage point, or portion thereof, that the investment performance of the Index exceeds the investment performance of the Fund for the performance period multiplied by three (3).  Determinations of the performance adjustment rate (positive or negative) will be made in increments of 0.01% of differential performance.  As an example, if the Fund’s performance for the preceding 12 months exceeds the performance of the Index by 1.00%, the performance adjustment rate would be 3 x 0.01, which would result in a monthly fee equal to an annual rate of 1.03%. The performance adjustment rate will be limited to a 0.15% fee adjustment, positive or negative.

For the year ended July 31, 2021, the Fund’s investment performance ranged from 6.8% to -7.6% above (below) the investment performance of the Index.  Accordingly, for the year ended July 31, 2021 the net investment advisor fee consisted of the base fee of $209,470 and a net upward performance fee adjustment of $11,838.

Effective January 1, 2020, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $25,000, paid pro rata, quarterly plus a fee of $375 for each meeting held telephonically. As additional annual compensation, the Chairman of the Fund will receive $3,750, the Audit Committee Chairman and Valuation Committee Chairman will receive $2,250, and the Nomination Committee Chairman will receive $1,500. Effective April 1, 2020,  Ms. Stephanie Darling receives annual compensation in the amount of $60,000 for serving the Fund as Chief Compliance Officer (“CCO”).  In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. Fund Services also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $45,038,219 and $45,178,205 respectively, for the year ended July 31, 2021.

At January 31, 2021 approximately 98.1% of the Fund’s net assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (continued)

NOTE D:  CAPITAL STOCK

During the year ended July 31, 2021, there were no shares of common stock repurchased under the guidelines set forth in the Fund's stock repurchase program.

The Fund announced on December 12, 2019 that it was offering to purchase up to 65% of common shares outstanding of the Fund at 98% of the net asset value NAV per common share as determined at the close of business on January 31, 2020. At the expiration of the offer on January 31, 2020, a total of 3,385,135 shares or approximately 65.46% of the Fund’s outstanding common shares were validly tendered. As the total number of shares tendered exceeded the number of shares the Fund offered to purchase and in accordance with rules of the Securities and Exchange Commission allowing the Fund to purchase additional shares not to exceed 2% of the Fund’s outstanding shares (approximately 103,432 shares) without amending or extending the offer, the Fund elected to purchase all 3,385,135 shares validly tendered at a price of $12.02 per share (98% of NAV of $12.27) or $40,689,323.

During the year ended July 31, 2019, the Fund purchased 38,364 shares of capital stock in the open market at a cost of $434,544. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.79%.

The Fund announced on January 11, 2019 that it was offering to purchase up to 25% of common shares outstanding of the Fund at 99% of the net asset value (“NAV”) per common share on February 15, 2019. At the expiration of the offer on February 15, 2019, a total of 4,892,653 shares or approximately 70.95% of the Fund’s outstanding common shares were validly tendered. As the total number of shares tendered exceeded the number of shares the Fund offered to purchase pursuant to the Offer, on a pro-rated basis, approximately 35.23% of the Fund’s shares tendered by each tendering shareholder were accepted for payment. There were 1,723,866 shares accepted for payment at a price of $11.58 per share (99% of the NAV per common share of $11.70) or $19,962,368.

During the year ended July 31, 2018, the Fund purchased 48,714 shares of capital stock in the open market at a cost of $522,027. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 14.01%.

The Fund announced on January 19, 2018 that it was offering to purchase up to 5% of common shares outstanding of the Fund at 95% of the NAV per common share on February 23, 2018.  At the expiration of the offer on February 23, 2018, a total of 1,961,143 shares or approximately 26.71% of the Fund’s outstanding common shares were validly tendered.  As the total number of shares tendered exceeded the number of shares the Fund offered to purchase pursuant to the Offer, on a pro-rated basis, approximately 18.72% of the Fund’s shares tendered by each tendering shareholder were accepted for payment. There were 367,174 shares accepted for payment at a price of $12.15 per share (95% of the NAV per common share of $12.79) or $4,461,164.

THE MEXICO EQUITY AND INCOME FUND, INC.

July 31, 2021
Notes to Financial Statements (concluded)

During the year ended July 31, 2017, the Fund purchased 82,941 shares of capital stock in the open market at a cost of $882,728.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.74%.

During the year ended July 31, 2016, the Fund purchased 109,636 shares of capital stock in the open market at a cost of $1,207,197.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.68%.

On December 8, 2015, the Board of Directors declared a stock dividend of $0.56 per share. This dividend was paid in shares of common stock of the Fund, or in cash by specific election of the stockholders. The Fund issued 113,378 shares of common stock to stockholders that did not elect the cash option, which amounted to $1,089,584.

On December 17, 2015 at the Annual Meeting of Stockholders of the Fund, the preferred stockholders, voting as a separate class, and the common and preferred stockholders, voting together as a single class, each approved an amendment to the Fund’s Articles Supplementary authorizing the elimination of the preferred stock.  Consequently, the Fund redeemed all 48,535 preferred shares outstanding at 98% of the Fund’s net asset value per common share as of the close of business on Friday, January 8, 2016. Since such net asset value was $11.50, the Fund paid each preferred stockholder $11.27 per share on or about February 10, 2016. The total amount of the redemption payment was $546,989.  The net asset value per share of the Fund’s stockholders was increased by approximately $0.001 per share as a result of this redemption.

Share Repurchase

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

NOTE E: SUBSEQUENT EVENTS

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (“COVID-19”) as a global pandemic; which has resulted in related public health issues, growth concerns in the U.S. and overseas, temporary and permanent layoffs in the private sector, rising unemployment claims, and reduced consumer spending, all of which may lead to a substantial economic downturn or recession in the U.S. and global economies. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Fund’s investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

THE MEXICO EQUITY AND INCOME FUND, INC.

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors of The Mexico Equity and Income Fund, Inc.,

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of The Mexico Equity and Income Fund, Inc., (the “Fund”), including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2021

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information	July 31, 2021 (Unaudited)

BOARD CONSIDERATION OF THE CONTINUATION OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

In March 2021, the Board of Directors of The Mexico Equity and Income Fund, Inc., (the “Fund”), including the Independent Directors, unanimously approved the renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with the Adviser for an additional one-year term. The information, material facts and conclusions that formed the basis for the Independent Directors approval are described below.

INFORMATION REVIEWED

During the course of the year, the Independent Directors review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Adviser, including reports on the Fund’s investment results, portfolio composition, investment strategy, economic outlook, valuation, and other matters. In addition, in connection with its annual review of the Agreement, independent counsel on behalf of the Independent Directors requested and the Independent Directors reviewed information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund. In connection with its review, the Independent Directors received assistance and advice in the form of a written memorandum regarding legal and industry standards with respect to the renewal of an investment advisory agreement from counsel to the Fund. The Independent Directors discussed the approval of the Agreement with representatives of the Adviser and during an executive session with counsel at which no representatives of the Adviser were present. In deciding to recommend approval of the Agreement, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Independent Directors.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Independent Directors considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff. The Independent Directors considered the Adviser’s specific responsibilities in all aspects of daily management of the Fund, as well as the qualifications, experience and responsibilities of Maria Eugenia Pichardo, David Estevez and Juan Elizade the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Independent Directors also considered the operational strength of the Adviser. The Independent Directors discussed in detail the Adviser’s performance and compliance oversight, including the reports of the Fund’s chief compliance officer to the Independent Directors on the effectiveness of the Adviser’s compliance program. The Independent Directors noted that the Adviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Agreement. The Adviser was very responsive to the requests of the Independent Directors and had consistently kept the Independent Directors apprised of developments related to the Fund and the Mexican economic environment in general.  The Independent

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (continued)	July 31, 2021 (Unaudited)

Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and the Adviser continues to be reliable.

2.  INVESTMENT PERFORMANCE OF THE FUND

The Independent Directors discussed the performance of the Fund for the one-year, three-year, five-year and ten-year periods ended January 31, 2021. In assessing the quality of the portfolio management services delivered by the Adviser, the Independent Directors also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a peer group of closed end international funds constructed by data provided by Morningstar, Inc. (the “Morningstar Peer Group”). The Independent Directors noted that while the Fund produced a negative return for the one-year, three-year, and five-year periods, the Fund produced a positive return for the ten-year period.  The Independent Directors noted that the Fund’s performance was below the Morningstar Peer Group median for the ten-year periods.  The Independent Directors concluded that the Fund’s performance was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Independent Directors determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Independent Directors considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. In addition, the Independent Directors reviewed information comparing the Fund’s contractual advisory fees with the Morningstar Peer Group.  The Independent Directors noted that the Fund’s contractual management base fee of 1.00% fell within the third quartile and was slightly above the Morningstar Peer Group average of 0.91%, which fell within the third quartile. The Independent Directors also considered that the Fund’s management fee is subject to a performance fee adjustment that increases or decreases the fee depending on how well the Fund has performed relative to the MSCI Mexico Index.  The Independent Directors noted that the contractual investment advisory fee adjusted for the payments under the fulcrum fee for performance was 10 basis points higher than the Morningstar Peer Group average. The Independent Directors then discussed the operation of the performance fee adjustment and the impact on fees and expenses based on various performance results. The Independent Directors then noted that Fund’s current expense ratio of 2.61% was higher than the Morningstar Peer Group average of 1.48%.  The Independent Directors noted that the higher expense ratio was in part due to the Fund’s asset size being smaller than the average asset size of the Morningstar Peer Group.  The Board further noted that the expense ratio of the Fund would likely increase as a result of the decrease in the net assets due to the tender offer.  The Independent Directors concluded that the Fund’s expenses and advisory fees paid to the Adviser were fair and not unreasonable in light of comparative

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (continued)	July 31, 2021 (Unaudited)

performance, expense and advisory fee information.  The Independent Directors also considered the overall profitability of the Adviser, after reviewing the Adviser’s financial information.  The Independent Directors examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements, noting that the Adviser makes no effort to seek soft dollar arrangements. These considerations were based on materials requested by the Independent Directors and the Fund’s administrator specifically for the March 2021 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Independent Directors concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Independent Directors further concluded that the Adviser’s profit from advising the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Independent Directors considered the extent to which economies of scale were or should be reflected in the Fund’s advisory fee, and concluded that in view of the Fund’s investment results, the Fund’s reasonable level of total expenses and overall size of the net assets in the Fund that the investment advisory fees were reasonable and that there were no economies of scale available at this time that should be passed along to the Fund.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Independent Directors considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Independent Directors examined the brokerage and commissions of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund and has no affiliated entities that provide services to the Fund.  The Independent Directors concluded that any such benefits were difficult to quantify and likely not significant.

CONCLUSIONS

Based on their review, including consideration of each of the factors referred to above, the  Independent Directors concluded that the terms of the Agreement are fair and reasonable to the Fund and its stockholders, that the Fund’s stockholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund and that renewal of the Agreement was in the best interests of the Fund and its stockholders.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (continued)	July 31, 2021 (Unaudited)

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The filing will be available, upon request, by calling 1-877-785-0376. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2020, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information (concluded)	July 31, 2021 (Unaudited)

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2021 was 0.00%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%. (unaudited)

The Fund designates 0.00% of dividends declared for the fiscal year July 31, 2021 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions	July 31, 2021 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable in the Fund’s Common Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (concluded)	July 31, 2021 (Unaudited)

next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting
July 31, 2021 (Unaudited)

The Fund’s Annual Stockholders meeting was held on December 17, 2020, at the offices of Bulldog Investors, Park 80 West, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663. As of October 20, 2020, the record date, outstanding shares of common stock were 1,786,463. Holders of 1,303,664 common shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on one proposal. The stockholders elected one Director to the Fund’s Board of Directors.  The following table provides information concerning the matters voted on at the meeting:

I.	Election of Directors
		Votes For	Votes Against	Votes Withheld
	Phillip Goldstein	925,793	251,341	126,530

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy	July 31, 2021 (Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”), AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to
credit bureaus	Yes	No
For our marketing purposes –
to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes –
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy (concluded)	July 31, 2021 (Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the	To protect your personal information from unauthorized access and use,
Fund’s service providers, on the	we and our service providers use security measures that comply with
Fund’s behalf, protect my	federal law. These measures include computer safeguards and secured
personal information?	files and buildings.
How does the Fund, and the	We collect your personal information, for example, when you:
Fund’s service providers, on	• open an account
the Fund’s behalf, collect my	• provide account information
personal information?	• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund	July 31, 2021 (Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of five individuals, whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that the Fund is not part of a fund complex.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Proxy Statement.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Gerald Hellerman	1937	Director	2022* /	Managing Director of	Trustee, High Income
615 E. Michigan Street			Since 2001	Hellerman Associates	Securities Fund;
Milwaukee, WI 53202				(a financial and corporate	Director, Swiss
				consulting firm) since 1993	Helvetia Fund, Inc.;
				(which terminated activities	Director, Special
				as of December 31, 2013).	Opportunities
Fund, Inc.; Trustee,
Fiera Capital Series
Trust; Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd.
(until 2016);
Director, Emergent
Capital, Inc.
(until 2017);
Trustee, Crossroads
Liquidating Trust
(until 2020);
Director,
MVC Capital, Inc.
(until 2020).

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (continued)	July 31, 2021 (Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Phillip Goldstein	1945	Chairman	2023* /	Since its inception in 2009,	Chairman, High
615 E. Michigan Street			Since 2000	Mr. Goldstein has been a	Income Securities
Milwaukee, WI 53202				Partner in Bulldog Investors,	Fund; Director, Swiss
				LLP, the investment advisor	Helvetia Fund, Inc.;
				of Special Opportunities	Director, Brookfield
				Fund, Inc. and separately-	DTLA Fund Office
				managed accounts.	Trust Investor;
				Mr. Goldstein is a member	Chairman, Special
				of Bulldog Holdings, LLC,	Opportunities Fund,
				the owner of several entities	Inc.; Chairman,
				previously serving as the	Emergent Capital,
				general partner of several	Inc. (until 2017);
				private funds in the	Trustee, Crossroads
				Bulldog Investors group	Liquidating Trust
				of funds, and the owner of	(until 2020);
				Kimball & Winthrop, LLC,	Director,
				the managing general	MVC Capital, Inc.
				partner of Bulldog Investors	(until 2020).
General Partnership,
since 2012.

Glenn Goodstein	1963	Director	2022* /	Investment Advisor	None
615 E. Michigan Street			Since 2001	Representative, The
Milwaukee, WI 53202				Investment House, LLC;
held numerous executive
positions with Automatic
Data Processing until 1996.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (continued)	July 31, 2021 (Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Rajeev Das	1968	Director	2021* /	Since 2004, Mr. Das has	Trustee, High Income
615 E. Michigan Street			Since 2001	been a Principal and the	Securities Fund.
Milwaukee, WI 53202				Head Trader of Bulldog
Investors, LLP, the investment
adviser to the Special
Opportunities Fund, Inc.,
and separately managed
accounts. Secretary of the
Swiss Helvetia Fund. Vice
President of Special
Opportunities Fund, Inc.

Richard Abraham	1955	Director	2021* /	Since 1998, Mr. Abraham	None
615 E. Michigan Street			Since 2015	has been self employed as
Milwaukee, WI 53202				a securities trader.

Stephanie Darling	1970	Chief	Indefinite /	General Counsel and Chief	None
615 E. Michigan Street		Compliance	Since 2020	Compliance Officer of
Milwaukee, WI 53202		Officer		Bulldog Investors, LLP;
Chief Compliance Officer
of Swiss Helvetia Fund, Inc.,
High Income Securities Fund,
and Special Opportunities
Fund, Inc.; Principal, the Law
Office of Stephanie Darling;
Editor-in-Chief, the
Investment Lawyer.

Maria Eugenia Pichardo	1950	President	Indefinite /	Portfolio Manager of the	None
Andres Bello No. 45 – 22 Floor			Since 2004	Fund since the Fund’s
Col. Chapultepec Polanco				Inception; President and
Del. Miguel Hidalgo				General Partner, Pichardo
Mexico, CDMX (D.F.),				Asset Management, S.A. de
C.P. 11560				C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979-2002.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund (concluded)	July 31, 2021 (Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Juan Elizalde	1990	Secretary	Indefinite /	Portfolio Management	None
Andres Bello No. 45 – 22 Floor			Since 2020	& Fundamental Analyst,
Col. Chapultepec Polanco				Pichardo Asset Management
Mexico, CDMX (D.F.),				S.A. de C.V.
C.P. 11560

Elisa Estevez	1991	Chief	Indefinite /	Corporate Risk	None
Andres Bello No. 45 – 22 Floor		Financial	Since 2021	Management, Pichardo
Col. Chapultepec Polanco		Officer		Asset Management
Mexico, CDMX (D.F.),				S.A. de C.V.
C.P. 11560

*
In accordance with the Fund’s Articles of Incorporation, the terms of the Fund’s Board of Directors are staggered.  The Board of Director’s are divided into three classes:  Class I, Class II and Class III, each having a term of three years.  Each year the term of office of one Class expires.  The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Andres Bello No. 45 – 22 Floor
Col. Chapultepec Polanco
Del. Miguel Hidalgo
Mexico, CDMX (D.F.), C.P. 11560

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Richard Abraham
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman

THE MEXICO EQUITY AND INCOME FUND, INC.

Monumento a La Independencia  Mexico City, Mexico. CANVA. 2021

http://www.mxefund.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-785-0376.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Rajeev Das is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” were not provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2021	FYE 7/31/2020
Audit Fees	$31,000	$31,000
Audit-Related Fees	$0	$0
Tax Fees	$3,300	$3,300
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2021	FYE 7/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2021	FYE 7/31/2020
Registrant	$3,300	$3,300
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Abraham, Mr. Phillip Goldstein, Mr. Glenn Goodstein and Mr. Rajeev Das.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders.  These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I.     CORPORATE GOVERNANCE

A.    Board and Governance Issues

1.     Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.     Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.     Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

4.     Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

5.     Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

6.     Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

7.     Restrictions on Shareholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

8.     Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.     Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.   Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.   Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.  Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.  Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.  Selection of Auditor

Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.    Executive Compensation

1.  Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.  Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.  Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.  Stock Options for Board and Executives

The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.  Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.  Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.  Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.  Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.  Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.  Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.  Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.  Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.    Mergers and Acquisitions

1.  Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.  Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.  Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.  Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

5.  Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of July 31, 2021.

Portfolio Managers. Ms. Maria Eugenia Pichardo is PAM’s Senior Portfolio Manager. Eugenia Pichardo, Juan Elizalde and David Estévez, are PAM’s Portfolio Managers responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Ms. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990). She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. (“PAM”) (the Fund's Investment Adviser) since February 2003. Prior to starting PAM, from 1989 to 1990 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned asset management subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Division of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Juan Elizalde has been the Fund’s Secretary since 2020 Juan joined PAM in 2014 and has +7-year experience as Industrial, Consumption and Materials Analyst; and, 2-year experience as Portfolio Manager. He is a value-oriented Analyst with an ample experience in understanding growth stocks' drivers. He also has an ample experience in corporate finance, valuation models and private capital. Prior to PAM, he worked at B Por Mas Casa de Bolsa for 2 years as a retail, industrials and utilities analyst.

David Estévez has been with Pichardo Asset Management, S.A. de C.V. (“PAM”) 2011 and has +6-year-experience as a Financial Analyst and two-year experience as Portfolio Manager. He has developed the banking sector fundamental modelling and has a well-informed macro global and local opinion.

Portfolio Manager Names	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
Ms. Maria Eugenia Pichardo, David Estevez & Juan Elizalde	$25,772,515 (1)	$19,218,543 (2)	$43,856,669 (5)

Material Conflict of Interest. The Portfolio Managers has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time. “PAM” has established policies and procedures to avoid conflict of interest.

The management of other accounts may result in the Portfolio Managers devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Managers would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.

Compensation. Ms. Pichardo. Mr Elizalde and Mr. Estévez each receive a fixed annual salary and are candidates to a quarterly variable bonus from PAM.

Securities Owned in the Fund by Portfolio Manager. As of July 31, 2021, none of PAM’s Portfolio Managers owned securities in the Fund:

Portfolio Manager Names	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Ms. Maria Eugenia Pichardo, David Estevez & Juan Elizalde	None	None

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
2/1/20 to 2/29/20	0	$0.00	0	0
3/1/20 to 3/31/20	0	$0.00	0	0
4/1/20 to 4/30/20	0	$0.00	0	0
5/1/20 to 5/31/20	0	$0.00	0	0
6/1/20 to 6/30/20	0	$0.00	0	0
7/1/20 to 7/31/20	0	$0.00	0	0
Total	0	$0.00	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed October 9, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date  October 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date  October 8, 2021

By (Signature and Title)*    /s/ Elisa Estevez
                                                           Elisa Estevez, Chief Financial Officer

Date  October 8, 2021

* Print the name and title of each signing officer under his or her signature.